LORD ABBETT INVESTMENT TRUST

Lord Abbett Total Return Fund

Supplement dated October 14, 2014 to the

Summary Prospectus and Prospectus dated April 1, 2014

Effective October 13, 2014, the table below replaces the corresponding table for Total Return Fund (the “Fund”) under “Fees and Expenses – Annual Fund Operating Expenses.” The Fund’s fees shown under “Fees and Expenses – Shareholder Fees” remain unchanged.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class	A	B	C	F	I	P	R2	R3
Management Fees	0.43%	0.43%	0.43%	0.43%	0.43%	0.43%	0.43%	0.43%
Distribution and Service (12b-1) Fees	0.20%	1.00%	0.86%(1)	0.10%	None	0.45%	0.60%	0.50%
Other Expenses	0.22%	0.22%	0.22%	0.22%	0.22%	0.22%	0.22%	0.22%
Total Annual Fund Operating Expenses	0.85%	1.65%	1.51%	0.75%	0.65%	1.10%	1.25%	1.15%
Expense Reimbursement(2)	(0.17)%	(0.17)%	(0.17)%	(0.17)%	(0.17)%	(0.17)%	(0.17)%	(0.17)%
Total Annual Fund Operating Expenses After Expense Reimbursement(2)	0.68%	1.48%	1.34%	0.58%	0.48%	0.93%	1.08%	0.98%

(1) The 12b-1 fee the Fund will pay on Class C shares will be a blended rate calculated based on (i) 1.00% of the Fund’s average daily net assets attributable to shares held for less than one year and (ii) 0.80% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear 12b-1 fees at the same rate.

(2) For the period from October 13, 2014 through March 31, 2016, Lord, Abbett & Co. LLC has contractually agreed to reimburse the Fund’s expenses, other than the management fee and any applicable 12b-1 fee, to the extent necessary to limit such other expenses for each class to an annual rate of 0.05%. Shareholders will incur actual total annual operating expenses less than or equal to 0.05% plus the amount of the management fee and any applicable 12b-1 fee. This agreement may be terminated only by the Fund’s Board of Trustees.

Please retain this document for your future reference.

LORD ABBETT INVESTMENT TRUST

Lord Abbett Total Return Fund

Supplement dated October 14, 2014 to the

Statement of Additional Information dated April 1, 2014

Effective October 13, 2014, the following is added to the subsection of the statement of additional information titled “Investment Advisory and Other Services – Investment Adviser.”

With respect to Total Return Fund, for the period from October 13, 2014 through March 31, 2016, Lord Abbett has contractually agreed to reimburse the Fund’s expenses, excluding the management fee and 12b-1 fees, to the extent necessary to limit such expenses for each class to an annual rate of 0.05%. This agreement may be terminated only by the Board.

Please retain this document for your future reference.